2024 Annual Meeting of Shareholders June 5, 2024

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “position,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: integration risks in connection with acquisitions; the risk of geographic concentration in Colorado, Arizona, Wyoming, California, and Montana; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of competition for investment managers and professionals; the risk of fluctuation in the value of our investment securities; the risk of changes in interest rates; and the risk of the adequacy of our allowance for credit losses and the risk in our ability to maintain a strong core deposit base or other low-cost funding sources. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 15, 2024 and other documents we file with the SEC from time to time. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.

3 2023 Review and Highlights ▪ The strength of our franchise was never more evident than during the turmoil that impacted the banking industry during early 2023 ➢ While other banks were seeing significant deposit outflows, our deposits were stable ➢ Essentially no concern expressed by our clients ➢ We capitalized on the turmoil to add many new clients who wanted to move their banking business to a stronger financial institution ▪ Our prudent risk management continued to positively impact shareholder value with tangible book value per share increasing ~140%(1) since our IPO, which includes the $0.56 decrease due to the adoption of CECL at the beginning of 2023 ▪ Successful execution on strategic priorities in 2023 ➢ Disciplined expense control resulted in non-interest expense coming in below initial target for the year ➢ Leveraging previous technology investments and implementing process improvements enabled us to reduce expenses without impacting business development efforts or the level of service provided to clients ➢ Focus on deposit gathering increased our liquidity and reduced our loan-to-deposit ratio ▪ Strong balance sheet and increasing presence in attractive markets positions us well to continue growing our franchise and creating shareholder value (1) See Non-GAAP reconciliation

4 Strong Franchise Fundamentals ▪ Well diversified client base with no significant industry or asset class concentrations in deposit base or loan portfolio ▪ Loyal clients who value the level of service and expertise we provide that results in a sticky deposit base as proven during the banking industry turmoil in early 2023 ▪ Very low level of unrealized losses in investment portfolio ▪ Conservatively underwritten, well diversified loan portfolio with minimal exposure to office CRE loans and multifamily loans ▪ Strength of client base and conservative underwriting standards requiring multiple sources of repayment has resulted in exceptionally low credit losses throughout First Western’s history ➢ While NPAs have increased primarily due to idiosyncratic issues with two borrowers facing liquidity issues, typically any past due loans don’t result in a meaningful amount of loss due to conservative underwriting, personal guarantees and strong collateral

$4,556 $5,795 $7,602 $10,854 $38,429 $32,611 $33,733 $17,533 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2016 2017 2018 2019 2020 2021 2022 2023 2016-2020 Pre-Tax, Pre-Provision Income(1) ($000s) 5 Strong Operational and Financial Momentum ▪ Robust organic balance sheet growth ▪ Accretive acquisitions ▪ Market expansion ▪ Highly leverageable operating platform driving improved efficiencies ▪ History of minimal credit losses Drivers of Improved Performance (1) See Non-GAAP reconciliation Adjusted Pre-Tax, Pre-Provision Income(1) ($000s)

6 Consistent Value Creation TBV/Share(1) Up ~140% Since July 2018 IPO Consistent increases in tangible book value per share driven by: • Organic growth that has increased operating leverage • Accretive acquisitions that have been well priced and smoothly integrated to realize all projected cost savings • Conservative underwriting criteria that has resulted in extremely low level of losses in the portfolio throughout the history of the company • Prudent asset/liability management including not investing excess liquidity accumulated during the pandemic in low-yielding bonds

Driving Profitable Growth 7

8 Success in Expansion and Acquisition Growth 2006 – 2010 (3) ▪ Boulder, CO ▪ Century City, CA ▪ Scottsdale, AZ 2011 – 2015 (6) ▪ Aspen, CO ▪ DTC/Cherry Hills, CO ▪ Fort Collins, CO ▪ Jackson Hole, WY ▪ Laramie, WY(4) ▪ Phoenix, AZ 2016 – 2020 (4) ▪ Broomfield, CO (2021) ▪ Greenwood Village, CO ▪ Lone Tree, CO(2) ▪ Vail Valley, CO 2002 – 2005 (3) ▪ Cherry Creek, CO ▪ Denver, CO ▪ Northern Colorado, CO 2002 – 2005 (5) ▪ Westcor Insurance Group, Inc. ▪ Poudre River Valley Trust Co. ▪ Sprout & Associates, Inc. ▪ Sterling Partners ▪ Silversmith Financial Corp 2006 – 2010 (4) ▪ Reber/Russell Company ▪ Ryder, Stilwell Inc. ▪ Asset Purchase – Financial Management Advisors, LLC ▪ Asset Purchase – GKM Advisors, LLC 2011 – 2015 (1) ▪ Trust Department Assets – First National Bank of Wyoming 2016 – 2020 (2) ▪ Asset Purchase – EMC Holdings, Inc. ▪ Branch Purchase & Assumption from Simmons Bank O ff ic e O pe ni ng s A cq ui si ti on s 2002 2024 3 5 6 9 12 10 16 12 # #Total Acquisitions Total Offices 18 13 2021 - 2022 (1) ▪ Teton Financial Services, Inc. 2021 - 2022 (5) ▪ Jackson Hole, WY(1) ▪ Pinedale, WY(1) ▪ Rock Springs, WY(1) ▪ Bozeman, MT(5) ▪ Phoenix, AZ(3) (1) Added through the Teton Financial Services, Inc. acquisition. Jackson Hole offices were consolidated in May 2022 (2) Lone Tree office closed in 2Q2022 (3) Phoenix loan production office opened in 4Q2022 (4) Laramie trust office closed 1Q2023 (5) Bozeman office expanded from a loan production office to a full-service office in 3Q23

9 Revenue Growth Strategies Expand commercial loan production platform ▪ Building expertise in specific vertical markets ▪ Capitalize on growing reputation to attract additional experienced commercial banking talent Expand into new markets with attractive demographics ▪ Vail Valley office opened in 2019 ▪ Built team and revenue base to open office in Broomfield, CO in 2021 ▪ Added teams to expand presence in Arizona in 2022 ▪ Full-service Bozeman, MT office opened in 2023 Execute on revenue initiatives in existing markets ▪ Capitalize on higher legal lending limit to expand relationships with existing clients and pursue larger commercial clients ▪ Cross-sell MYFW’s larger offering of trust and wealth management products ▪ Continue adding banking talent to further accelerate market share gains Execute on low- risk strategic transactions that add value to the MYFW franchise ▪ Execute on minimally dilutive acquisitions ▪ Leverage infrastructure through branch acquisition transactions ▪ Proactive expansion, acquisition team

10 Strong Execution on Revenue Growth Strategies ▪ Accelerating business development, office expansion and accretive acquisitions all contributing to the balance sheet growth driving improved operating leverage and higher profitability ▪ M&A strategy continued with acquisition of Teton Financial Services ▪ Office expansion continued with hiring of teams to focus on Bozeman, MT market and deepen presence in Colorado and Arizona (in millions) Incremental Balance Sheet Growth (1/1/20 through 12/31/23) $1,304.4 $1,009.0 $234.7(1) $433.3 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 $1,400.0 $1,600.0 $1,800.0 Loans HFI Deposits Organic Growth Acquisition 154% Increase in Loans HFI 133% Increase in Total Deposits (1) Acquired growth represents remaining balances as of December 31, 2023 following payoffs/paydowns since the loans were acquired.

11 Accelerating Business Development Trends Capital raised in July 2018 IPO has allowed for increased business development activities $268.2 $225.6 $317.9 $691.7 $561.2 $918.7 $255.7 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 $900.0 $1,000.0 2017 2018 2019 2020 2021 2022 2023 $62.2 $121.6 $149.0 $467.9 $206.6 $199.5 $123.8 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2017 2018 2019 2020 2021 2022 2023 (1) Excluding PPP loans (2) Excluding acquired deposits (in millions)(in millions) New Loan Production(1) Net Deposit Growth(2)

12 Recent Revenue Headwinds Obscure Broader Trend of Improving Productivity 85.4% 80.6% 59.8% 66.6% 69.2% 79.0% 50.0% 60.0% 70.0% 80.0% 90.0% 2018 2019 2020 2021 2022 2023 (1) See Non-GAAP reconciliation Efficiency Ratio(1)

13 Wealth Management Segment Earnings (1) See Non-GAAP reconciliation $0.78 $1.60 $3.09 $3.33 $1.13$1.29 $4.24 $3.81 $3.09 $0.87 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 FY19 FY20 FY21 FY22 FY23 Wealth Management Segment Consolidated ▪ Wealth Management segment earnings reflects contribution of private banking, commercial banking, and trust and investment management business lines ▪ Growth in private banking, commercial banking, and TIM businesses replacing earnings generated by mortgage segment in 2020 and 2021, creating sustainable path to higher profitability over long- term Wealth Management Segment Diluted Pre-Tax Earnings Per Share(1)

Creating Additional Shareholder Value 14

15 2024 Outlook and Priorities • Well positioned to manage through and perform well in any economic scenario that emerges in 2024 • Prudent risk management and conservative underwriting criteria expected to result in modest asset growth in 2024 until economic conditions improve • Deposit gathering will remain a top priority throughout the organization with increased focus on targeting deposit rich industries • Focus will remain on core business and core clients that provide good opportunities to expand relationships over time and result in very low levels of credit losses • Concentrating on working through credits placed on non-performing status to continue achieving minimal losses • Catalysts that should contribute to earnings growth in 2024 ◦ Good momentum in business development that should lead to continued growth in client roster, balance sheet, and non-interest income ◦ Liability-sensitive balance sheet that will lead to expanded NIM as interest rates decrease ◦ Continued disciplined expense management and continued benefits from leveraging past investments in technology, talent, and office expansion, as well as process improvements that will enhance efficiencies as we continue to add scale • Strength of franchise and balance sheet enables First Western to continue capitalizing on our attractive markets to consistently add new clients, realize more operating leverage as we increase scale, generate profitable growth, and further enhance the long-term value of our franchise

16 Long-Term Goals to Drive Shareholder Value Since our pre-2018 IPO status as of year end 2017, we have tripled total loans and total deposits, more than doubled TBV per share, had substantial increases in annual revenue, and demonstrated significant operating leverage. Looking forward we can drive shareholder value by: ▪ Continuing to execute well, creating more operating leverage to drive high performing ROAA and ROAE results ▪ Emphasizing our differentiation in marketplace ▪ Growing through $5 billion in total assets, $25 billion TIM assets through both organic growth and acquisitions, ideally: ▪ ~50 offices – infill and adjacent ▪ Maturing at $8 million in revenue per office through growing 20% ▪ 75% contribution margin per office at maturity, then growing ▪ Building footprint, scale and operating leverage with M&A ▪ Disciplined approach to be significantly earnings accretive with minimal TBV dilution ▪ Enhancing wealth management platform ▪ Upgrade omnichannel client experience ▪ Create new digital distribution channel Our mission is to be the BPBFWWMC – Best Private Bank for the Western Wealth Management Client We believe First Western can be a unique, niche focused regional powerhouse with high fee income and consistent strong earnings from our scalable wealth management platform

Non-GAAP Reconciliations 17

18 Non-GAAP Reconciliation Consolidated Adjusted Pre-tax, Pre- provision Income For the Twelve Months Ended December 31, (Dollars in thousands) 2016 2017 2018 2019 2020 2021 2022 2023 Net Income before income tax, as reported $3,571 $5,007 $7,422 $10,192 $33,063 $27,280 $28,828 $7,061 Plus: Provision for credit losses 985 788 180 662 4,682 1,230 3,682 10,355 Pre-tax, Pre-provision Income $4,556 $5,795 $7,602 $10,854 $37,745 $28,510 $32,510 $17,416 Plus: Acquisition related expenses - - - - 684 4,101 1,223 117 Adjusted Pre-tax, Pre-provision Income $4,556 $5,795 $7,602 $10,854 $38,429 $32,611 $33,733 $17,533

19 Non-GAAP Reconciliation Consolidated Efficiency Ratio For the Years Ended, (Dollars in thousands) 2016 2017 2018 2019 2020 2021 2022 2023 Non-interest expense $49,823 $49,494 $50,182 $53,806 $59,552 $68,128 $79,106 $75,637 Less: Amortization 747 784 831 374 14 17 308 250 Less: Acquisition related expenses - - - - 684 4,101 1,223 117 Less: Goodwill impairment - - - 1,572 - - - - Less: Provision on other real estate owned - - - - 176 - - - Less: Loss on assets held for sale - - - - 553 - - - Plus: Gain on sale of LA fixed income team - - - - 62 - - - Adjusted non-interest expense $49,076 $48,710 $49,351 $51,860 $58,187 $64,010 $77,575 $75,270 Net interest income $24,457 $27,576 $30,624 $32,061 $46,102 $56,509 $83,204 71,105 Non-interest income 29,922 27,713 27,158 32,598 51,195 40,129 28,412 21,948 Less: Unrealized gains/(losses) recognized on equity securities - - (15) 21 15 (21) 342 (22) Less: net gain/(loss) on loans accounted for under the fair value option - - - - - - (891) (2,010) Less: Net gain on equity interests 114 81 - 119 - 489 7 - Less: Net gain on sale of assets - - - 183 - - - - Less: Net gain on loans held for sale - - - - - - (12) (178) Total income $54,265 $55,208 $57,797 $64,336 $97,282 $96,170 $112,170 $95,263 Efficiency ratio 90.4% 88.2% 85.4% 80.6% 59.8% 66.6% 69.2% 79.0%

20 Non-GAAP Reconciliation 1. Represents the intangible portion of assets held for sale Consolidated Tangible Common Book Value Per Share As of, (Dollars in thousands) Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 Dec. 31, 2021 Dec. 31, 2022 Dec. 31, 2023 Total shareholders' equity $116,875 $127,678 $154,962 $219,041 $240,864 $242,738 Less: Goodwill and other intangibles, net 25,213 19,714 24,258 31,902 32,104 31,854 Intangibles held for sale(1) - 3,553 - - - - Tangible common equity 91,662 104,411 $130,704 187,139 208,760 210,884 Common shares outstanding, end of period 7,968,420 7,940,168 7,951,773 9,419,271 9,495,440 9,581,183 Tangible common book value per share $11.50 $13.15 $16.44 $19.87 $21.99 $22.01 Net income available to common shareholders $5,225 Return on tangible common equity 2.48%

21 Non-GAAP Reconciliation Diluted Pre-Tax Earnings Per Share For the Twelve Months ended December 31, (Dollars in thousands) 2019 2020 2021 2022 2023 Non-Mortgage income before income tax $6,152 $12,086 $21,378 $31,139 $9,591 Plus: Acquisition-related expenses - 684 4,101 1,223 117 Plus: Impairment of contingent consideration assets - - - - 1,249 Mortgage income before income tax 4,040 20,978 5,902 (2,311) (2,530) Less: Income tax expense including acquisition tax effect 2,183 8,705 7,673 7,432 2,191 Net income available to common shareholders $8,009 $25,043 $23,708 $22,619 $6,236 Diluted weighted average shares 7,914,961 7,961,904 8,235,178 9,713,623 9,725,910 Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share $0.78 $1.60 $3.09 $3.33 $1.13 Consolidated Diluted Pre-Tax Earnings Per Share $1.29 $4.24 $3.81 $3.09 $0.87